Exhibit 10.64

         The security represented hereby was originally issued on DECEMBER 14, 2001. The security represented hereby has not been registered under the Securities Act of 1933, as amended or under the securities laws of any state and cannot be offered, transferred or sold except pursuant to an effective registration under THE SECURITIES act or an exemption therefrom. The transfer of such security is subject to the conditions specified in the Subordinated Note Purchase Agreement, dated as of DECEMBER 14, 2001, between the issuer (the "Company") and the INITIAL purchaser, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.




                            CONVERTIBLE SUBORDINATED
                                 PROMISSORY NOTE


$3,000,000                                                     December 14, 2001

         Travis Boats & Motors, Inc., a Texas corporation (the "Company"), hereby promises to pay to the order of Brunswick Corporation, a Delaware corporation (the "Initial Purchaser"), the principal amount of $3,000,000 together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

         This Note was issued pursuant to a Subordinated Note Purchase Agreement, dated as of December 14, 2001 (the "Purchase Agreement"), between the Company and the Initial Purchaser, and this Note is one of the "Notes" referred to in the Purchase Agreement. The Purchase Agreement contains terms governing the rights of the holder of this Note, and all provisions of the Purchase Agreement are incorporated herein in full by reference. Unless otherwise indicated herein, capitalized terms used in this Note which are not otherwise defined have the same meanings set forth in the Purchase Agreement.

         1.  Payment of  Interest.  Except as  otherwise  expressly  provided in
Section 10.2 of the Purchase Agreement,  interest shall accrue at the greater of
(i) Prime Rate plus two percent per annum, with such interest rate being adjusted quarterly on the last day of each calendar quarter, or (ii) 6% per annum, on the unpaid principal amount of this Note outstanding from time to time, or (if less) at the highest rate then permitted under applicable law. The Company shall pay to the holder of this Note all accrued interest on the last day of each calendar quarter beginning December 31, 2001, provided that if such day is not a business day, payment shall be due on the next business day. Unless prohibited under applicable law, any accrued interest which is not paid on the date on which it is payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is paid. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable until such time as payment therefore is actually delivered to the holder of this Note. Interest on this Note shall be computed on the basis of a 365 or 366 day year, as applicable.

         2. Payment of Principal on Note.


              (a) Scheduled Payments. The Company shall pay all outstanding principal and interest due under the Note on December 14, 2004.

              (b) Optional Prepayments.

                            (i) Prior to receipt of a conversion notice from the
              holder of this Note, the Company may prepay this Note in whole or in part by paying the principal and accrued interest thereon in full, plus a premium on such principal amount so prepaid at the following rates: 5% through the first anniversary of the Closing Date, 3% after the first anniversary of the Closing Date through the second anniversary of the Closing Date and 1% thereafter; provided that such prepayment is not prohibited by any Senior Indebtedness. Upon receipt of a conversion notice from the holder of this Note, all of the Company's prepayment rights shall be deemed lapsed and unexercised.

                            (ii) The Company  shall send  written  notice of its
              election under this paragraph 2(b) to make an optional prepayment on the Notes to the holder of this Note by registered or certified mail, return receipt requested, at least 30 days prior to the date of prepayment and prior to receiving a conversion notice from the holder of this Note. On the date of prepayment, the Company shall deliver to each holder of the Notes in person or by registered or certified mail, return receipt requested, a cashier's or certified check for the full amount of the Notes which the Company intends to prepay on such holder's Note plus interest accrued on the outstanding principal amount of such holder's Note through the date ten days prior to the date of prepayment specified in the Company's notice.

              (c) Conversion. Notwithstanding any provision contained in this paragraph 2, the holder of this Note may convert all or any portion of the outstanding principal amount of this Note pursuant to paragraph 3 until such time as such amount has been paid by the Company; provided that if the holder has received a notice of prepayment pursuant to paragraph 2(b) above, the holder may not convert the portion of the Note designated for prepayment unless the prepayment is not made in accordance with the terms of paragraph 2(b).

              (d) Pro Rata Payment. The Company agrees that any payments to the holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among such holders based upon the aggregate unpaid principal amount of the Notes held by each such holder. If any holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on any Note in excess of such holder's pro

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

rata share of payments obtained by all holders of the Notes, such holder shall purchase from the other holders of the Notes such participation in the Notes held by them as is necessary to cause such holders to share the excess payment ratably among each of them as provided in this paragraph.

         3. Conversion.

              (a) Conversion Procedure.

                            (i) At any time and from time to time after June 12,
              2002 and prior to the payment of this Note in full, the holder of this Note may convert all or any portion of the outstanding principal amount of this Note into a number of shares of the Conversion Stock (excluding any fractional share) determined by dividing the principal amount designated by such holder in a written notice of intention to convert as the amount to be converted, by the Conversion Price then in effect. The holder of this Note shall give the Company 30 days notice of its intention to convert.

                            (ii) Each  such  conversion  of this  Note  shall be
              deemed to have been effected as of the close of business on the date on which this Note has been surrendered at the principal office of the Company. At such time as such conversion has been effected, the rights of the holder of this Note as such holder to the extent of the conversion shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

                            (iii) As soon as  possible  after a  conversion  has
              been effected (but in any event within five business days), the Company shall deliver to the converting holder:

                                          (A)  a  certificate  or   certificates
                            representing the number of shares of Conversion Stock (excluding any fractional share) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                                          (B) payment in an amount  equal to the
                            sum of all accrued interest with respect to the principal amount converted, which has not been paid prior thereto, plus the amount payable under subparagraph (iv) below; and

                                          (C)  a  new  Note   representing   any
                            portion of the principal amount which was represented by the Note surrendered to the Company in connection with such conversion but which was not converted.

                            (iv) If any  fractional  share of  Conversion  Stock
              would, except for the provisions hereof, be deliverable upon conversion of this Note, the Company, in lieu of delivering such fractional share, shall pay an amount equal to the Market Price of such fractional share as of the date of such conversion.

                            (v) The  issuance  of  certificates  for  shares  of
              Conversion Stock upon conversion of this Note shall be made without charge to the holder hereof for any domestic documentary,

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

              stamp, transfer, excise or similarly related transactional tax relating to the issuance of securities in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

                            (vi) The Company  shall not close its books  against
              the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

                            (vii) The  Company  shall at all times  reserve  and
              keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Note, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Notes. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

              (b) Conversion Price. The initial Conversion Price shall be $2.4594. If and whenever on or after the original date of issuance of this Note the Company issues or sells, or in accordance with paragraph 3(c) is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, the Conversion Price shall be reduced to the Conversion Price determined by dividing
(A) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus
(y) the consideration, if any, received by the Company upon such issue on sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

              (c) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 3(b), the following shall be applicable:

                            (i) Issuance of Rights or Options. If the Company in
              any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of

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

              such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, there shall be no adjustment pursuant to this paragraph (i) with respect to grants of options to employees pursuant to employee benefit plans as in effect on the Closing Date hereof.

                            (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the
              Company for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 3(c), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                            (iii) Change in Option Price or Conversion  Rate. If
              the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment of the Conversion Price

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              would  result  in an  increase  in the  Conversion  Price  then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given to all holders of the Notes.

                            (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Conversion Price then in effect hereunder shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Conversion Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all holders of the Notes.

                            (v) Calculation of  Consideration  Received.  If any
              Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore shall be deemed to be the net amount received by the Company therefore. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefore shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Company and the Majority Noteholders. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Majority Noteholders. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

                            (vi) Integrated Transactions.  In case any Option is
              issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $.01.

                            (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                            (viii) Record Date. If the Company takes a record of
              the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities,



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              then such  record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (d) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              (e) Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, prior to the consummation of such Organic Change, lawful and adequate provision (in form and substance satisfactory to the Majority Noteholders) shall be made whereby each of the holders of the Notes shall thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Conversion Stock immediately theretofore acquirable and receivable upon conversion of such holder's Note had such Organic Change not taken place. In any such case, appropriate provision (in form and substance reasonably satisfactory to the Majority Noteholders) shall be made with respect to such holder's rights and interests to insure that the provisions of this paragraph 3 and paragraphs 4 and 5 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Notes (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of the Notes, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale.) The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form reasonably satisfactory to Majority Noteholders), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

              (f) Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Notes;

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

provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this paragraph 3 or decrease the number of shares of Conversion Stock issuable upon conversion of the Notes then outstanding.

              (g) Notices.

                            (i) Immediately upon any adjustment of the Conversion Price, the Company shall send written notice thereof to the holder of this Note, setting forth in reasonable detail and certifying the calculation of such adjustment.

                            (ii) The Company  shall send  written  notice to the
              holder of this Note at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                            (iii) The  Company  shall also give at least 20 days
              prior written notice of the date on which any Organic Change, dissolution or liquidation shall take place.

         4. Liquidating Dividends. If the Company declares a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the holders of the Notes at the time of payment thereof the Liquidating Dividend which would have been paid to the holder of this Note on the Conversion Stock had this Note been fully converted immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined. Nothing in this paragraph 4 in any way shall permit any dividend, distribution or other payment prohibited, restricted or limited by the Purchase Agreement.

         5. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of the Notes shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Note immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         6. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of the Notes may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Noteholders; provided that no such action shall change (i) the rate at which or the manner in which interest accrues on the Notes or the times at which such interest becomes payable, (ii) any provision relating to the scheduled payments

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or prepayments  of principal on the Notes or (iii) the  Conversion  Price of the
Notes or the number of shares or the class of stock into which the Notes are convertible, without the written consent of all of the holders of the Notes.

         7. Definitions. For purposes of the Notes, the following capitalized terms have the following meanings:

         "Common Stock" means, collectively the Company's Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 3(c)(i) and 3(c)(ii) hereof, regardless of whether or not the Options and Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Notes.

         "Conversion Stock" means shares of the Company's authorized but unissued Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Notes are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of this Note if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Majority Noteholders. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Majority Noteholders. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

         "Prime Rate" means the interest rate per annum equal to the highest of the prime, base or reference rates of interest announced publicly in the Wall Street Journal or such other publication comparable in scope (whether or not charged in such instance) by JP Morgan Chase (or any successor thereof) as such bank's prime, base, or reference rate per annum as in effect on the last day of each calendar quarter. If JP Morgan Chase discontinues the practice of

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announcing or publishing a prime, base or reference rate during the term of this
Agreement, then the Majority Noteholders may, in their reasonable judgment, designate a comparable bank and/or publicly announced rate to be thereafter used as a basis for determining Prime Rate. The Company acknowledges that JP Morgan Chase may extend credit at rates of interest less than its announced prime, base or reference rate.

         8. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

         9. Place of Payment. Payments of principal and interest are to be delivered to the Initial Purchaser at the following address:

                           Controller, Mercury Marine
                           W 6250 West Pioneer Road
                           Fond du Lac, Wisconsin 54935

or to such other address or to the attention of such other person as specified by prior written notice to the Company.

         10. Usury Laws. It is the intention of the Company and the holder of this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.



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         IN WITNESS WHEREOF, the Company has executed and delivered this Note on
December 14, 2001

                             TRAVIS BOAT & MOTORS, INC.



                             By:
                                -----------------------------------------------

                             Its:
                                 ----------------------------------------------



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